SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

    1) Title of each class of securities to which transaction applies:

       _________________________________________________________________________
    2) Aggregate number of securities to which transaction applies:

       _________________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       _________________________________________________________________________
    4) Proposed maximum aggregate value of transaction:

       _________________________________________________________________________
    5) Total fee paid:

       _________________________________________________________________________

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:__________________________________________________
    2) Form, Schedule or Registration Statement No.:____________________________
    3) Filing Party:____________________________________________________________
    4) Date Filed:______________________________________________________________

                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
                               585 West 500 South
                              Bountiful, Utah 84010

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                October 19, 2004


         NOTICE is hereby given that a Special Meeting of Stockholders of Specialized Health Products International, Inc. (the "Company") will be held at the Company's offices located at 585 West 500 South, Bountiful, Utah 84010, at 9:30 a.m. (local time, SLC) on October 19, 2004, for the following purposes:

         1.       To approve the 2004 Stock Incentive Plan; and

         2. To transact such other business as may properly come before such meeting or any adjournments thereof.

         The record date for the meeting is the close of business on September 15, 2004 and only the holders of common stock of the Company on that date will be entitled to vote at such meeting or any adjournment thereof.

                                           By order of the Board of Directors



                                           /s/ Paul S. Evans
                                           ---------------------------
                                           Secretary

October 1, 2004
                         Please Return Your Signed Proxy

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                                 PROXY STATEMENT


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
                               585 West 500 South
                              Bountiful, Utah 84010



                         SPECIAL MEETING OF STOCKHOLDERS

                           To Be Held October 19, 2004



                                  INTRODUCTION

         This Proxy Statement is being furnished to holders of Specialized Health Products International, Inc. (the "Company") common stock (the "Common Stock" or the "Shares"), par value $0.02 per share, in connection with the solicitation of proxies by the Company for use at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the Company's offices located at 585 West 500 South, Bountiful, Utah 84010, at 9:30 a.m. (local time, SLC) on October 19, 2004, and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the enclosed Notice and the enclosed form of proxy are being first mailed to stockholders of the Company on or about October 1, 2004.

VOTING AT THE SPECIAL MEETING

         The Board of Directors of the Company (the "Board") has fixed the close of business on September 15, 2004, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were outstanding approximately 41,014,348 shares of common stock (the "Shares") held by approximately 312 holders of record. On the Record Date there were no Shares of the Company's stock held as treasury stock by the Company. Holders of record of the Company's Shares on the Record Date are entitled to cast one vote per Share, exercisable in person or by properly executed proxy, with respect to each matter to be considered by them at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares is necessary to constitute a quorum at the Special Meeting.

         The Shares will be voted in accordance with the instructions indicated in a properly executed proxy. If no instructions are indicated, such Shares will be voted as recommended by the Board. If any other matters are properly presented to the Special Meeting for action the person(s) named in the enclosed form(s) of proxy and acting there under will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting. A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the closing of the polls at the meeting. Any written notice revoking a proxy should be sent to the Company at 585 West 500 South, Bountiful, Utah 84010, Attention: Mr. Paul
S. Evans, Secretary.

         At the Company's Special Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the approval of the Company's 2004 Incentive Stock Plan. This solicitation is being made by the Company. The approval of the 2004 Stock Incentive Plan requires the vote of a majority of the stockholders that are present at the meeting in person or by proxy. The Board recommends that holders of the Shares vote FOR the approval of the 2004 Stock Incentive Plan.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

1. Proposal to Approve the 2004 Stock Incentive Plan

         At the Special Meeting, stockholders will be asked to approve the Company's 2004 Stock Incentive Plan (the "Stock Plan"). A copy of the Stock Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The description below of the Stock Plan is qualified in its entirety by reference to the complete text of the Stock Plan. Terms not defined herein shall have the meanings set forth in the Stock Plan. If the Stock Plan is not so approved by the stockholders of the Company, any Awards granted under the Stock Plan prior to the stockholder meeting will be rescinded and will be void.

Purpose of the Stock Plan

         The Stock Plan will allow the Company, under the direction of the Committee, to make broad-based grants of restricted stock and stock units, any of which may or may not require the satisfaction of performance objectives, to employees and to non-employee directors. The purpose of these stock awards is to attract and retain talented employees, further align employee and stockholder interests, continue to closely link employee compensation with Company performance, and maintain a culture based on employee stock and Company ownership. The Board approved and is recommending the Stock Plan after consultation with a prominent compensation consulting firm that was retained by the Company. If approved, the proposed Stock Plan will provide an essential component of the total compensation package offered to employees, reflecting the importance that the Company places on motivating and rewarding superior results with long-term, performance-based incentives.

Description of Principal Features of the Stock Plan

      The following is a summary of the key provisions of the 2004 Plan.

Plan Term:                 The Stock Plan was approved by the Board on September
                           15, 2004 and became effective on that date, subject to the Stock Plan being approved by the stockholders of the Company within six (6) months after September
                           15, 2004. If the Stock Plan is not so approved by the stockholders of the Company, any Awards granted under the Stock Plan will be rescinded and will be void.

Eligible Participants:     All time employees of the Company, non-employee
                           directors of the Company and others who are authorized to participate in the Stock Plan by the Board or Committee.

Shares Authorized:         6,000,000, subject to adjustment to reflect stock
                           splits, corporate reorganizations and similar events.

Shares of Common Stock     41,014,348
Outstanding Immediately
Prior to Adoption of the
Stock Plan:

Award Types:               Restricted stock and stock units.

162(m) Share Limits:       So that awards may qualify under Section 162(m) of
                           the Internal Revenue Code (the "Tax Code), which permits performance-based compensation meeting the requirements established by the IRS to be excluded from the limitation on deductibility of compensation in excess of $1 million paid to certain specified senior executives, the Stock Plan limits awards to individual participants subject to restricted stock or stock unit awards to an individual participant annually. We do not currently intend to significantly increase our equity awards to executive officers.

Vesting: The Stock Plan allows the Committee to grant restricted stock and stock units, any or all of which may be made contingent upon the achievement of performance criteria. Subject to plan limits, the Committee has the discretionary authority to determine the size of an award. The addition of performance-based requirements may be considered in light of the Company's total compensation program. All vesting schedules are at the discretion of the Committee and are subject to change from time to time depending on individual, Company compensation and other factors.

Cancellation of Existing Stock Options in Exchange for Awards Under the Stock
Plan

         The Stock Plan is being implemented to provide long-term incentive compensation to key employees, officers, and non-employee directors. It is believed the Stock Plan will provide for more competitive incentive opportunities that, in connection with the Company's stock option plan, are better aligned with competitive practices and shareholder interests.

         The Company currently has outstanding options exercisable for 6,162,440 shares of common stock at exercise prices ranging from $1.00 to $2.00 per share. Of these options, 75% are fully vested, 20% vest over the next fourteen months, and the remaining 5% vest over the next 25 months, ending December 2007

         Prior to the stockholder meeting, the Company anticipates extending an offer to all employees, officers, and non-employee directors of the Company to exchange their outstanding, non-exercised stock options for restricted shares and stock units. Under this offer, the eligible stock option holder would receive the equivalent of 1 restricted share of common stock in a combination of restricted shares and stock units in exchange for the cancellation of options exercisable for 1.7 shares of common stock under an existing Company stock option plan. The option holder may accept or reject this offering in his or her sole discretion.

         Awards granted in exchange for the cancellation of stock options will vest according to the following schedule: (a) no portion of the restricted stock or stock units will be vested prior to the third anniversary of the date on which the restricted stock or stock units were issued to the holder and (b) the restricted stock and stock units will become vested in full on the third anniversary of the issue date. Notwithstanding the foregoing, the restricted stock and stock units will immediately vest in full upon the happening either of the following events: (y) the Company receives at least three million five hundred thousand dollars ($3,500,000) in any single fiscal quarter in connection with a license agreement, sale of a product line and/or sale of technology which arrangements or agreements were not in effect as of the Issue Date or (z) there is a Change in Control. In addition, any restricted stock Awards granted in connection with this offer will be subject to a lock-up arrangement whereby the restricted stock cannot be sold by the holder for a period of three years beginning on the date of the Award without the approval of the Committee.

         While the Company has not entered into any specific arrangements than may trigger immediate vesting under clauses (y) or (z) above and there can be no assurance that any such event will occur, the Company is in continual negotiations on many fronts relating to transactions that may trigger the accelerated vesting described in these clauses. The Company expects that it is more likely than not that such accelerated vesting could occur over the next several months.

Accounting Treatment in Connection With Option Cancellation

         Awards under the Stock Plan will be treated as a Company expense in an amount equal to the fair market value of the restricted stock and stock units on the date of grant. As a result, if all options were converted when the Company's stock was trading at $.90 per share it would result in an expense in excess of $3,000,000 that would be booked ratably from the date of Award over the vesting period. Should an event occur that resulted in immediate vesting, the balance of the total charge not recognized in previous periods would be changed concurrent with the date of the immediate vesting.

Eligibility Under Section 162(m)

         Awards are generally expected to vest as described in the above table, which vesting is generally not expected to include performance based criteria. However, Awards may include performance criteria that satisfy Section 162(m) of the Tax Code. To the extent that awards are intended to qualify as

"performance-based compensation" under Section 162(m), the performance criteria will be one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the
Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship targets, or (v) customer satisfaction.

         The Committee may appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year.

         Notwithstanding satisfaction of any completion of any qualifying performance criteria, to the extent specified at the time of grant of an Award, the number of restricted shares or stock units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such qualifying performance criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

Certain Additional Federal Tax Consequences

         Restricted stock and restricted stock units are also governed by
Section 83 of the Tax Code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (i.e., becomes vested or transferable). Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold, provided that the holding period to qualify for capital gain rates has been met.

         As described above, awards granted under the Stock Plan may qualify as "performance-based compensation" under Section 162(m) in order to preserve federal income tax deductions by the Company with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to one of the Company's five most highly compensated executive officers. To so qualify, awards must be granted under the Stock Plan by a committee consisting solely of two or more "outside directors" (as defined under Section 162 regulations) and satisfy the Stock Plan's limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for awards to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria described above, as established and certified by a committee consisting solely of two or more "outside directors." As discussed above, Awards granted in consideration for the cancellation of stock options are not generally expected to vest using such performance criteria.

Transferability and Registration

         Unless otherwise determined by the Committee, awards granted under the Stock Plan are not transferable except by will or the laws of descent and distribution. The Committee will have sole discretion to permit the transfer of an award. In addition, it is anticipated that Awards will be conditioned on the participant agreeing to a three year lock up (beginning on the grant date) relating to any restricted stock awards, which lock-up may be waived in the sole discretion of the Committee. Prior to the grant of any Awards under the Stock Plan, the Company intends to file a registration statement relating to the issuance of any shares that may be awarded under the Stock Plan.

Administration

         The Committee, which is made up entirely of independent directors, will administer the Stock Plan. The Committee will select the employees who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the Stock Plan, establish the terms, conditions and other provisions of the grants. The Committee may interpret the Stock Plan and establish, amend and rescind any rules relating to the Stock Plan. The Committee may delegate to a committee of one or more directors the ability to grant awards and take certain other actions with respect to participants who are not executive officers, and may delegate certain administrative or ministerial functions under the Stock Plan to an officer or officers.

Amendments

         The Board may amend, alter or discontinue the Stock Plan and the Board or the Committee may to the extent permitted by the Plan amend any agreement or other document evidencing an Award made under the Stock Plan. No such amendment or alteration may be made, however, which would impair the rights of any participant, without such participant's consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Stock Plan or the Award to satisfy any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

Adjustments

         In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of cash or assets, reorganization, or exchange of the Company's common stock, or any similar event affecting the Company's common stock, the Committee will adjust the number and kind of shares available for grant under the Stock Plan, and subject to the various limitations set forth in the Stock Plan, the number and kind of shares subject to outstanding Awards under the Stock Plan, and the exercise or settlement price of outstanding Awards.

         The impact of a merger or other reorganization of the Company's outstanding restricted stock and stock units granted under the Stock Plan shall be specified in the agreement relating to the merger or reorganization, subject to the limitations and restrictions set forth in the Stock Plan. Such agreement may provide for, among other things, assumption of outstanding awards, accelerated vesting or accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.

THE BOARD HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK PLAN.

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 15, 2004, for: (i) each person who is known by us to beneficially own more than five percent of our common stock, (ii) each of our directors, (iii) each of our Named Executive Officers, and (iv) all directors and executive officers as a group. On September 15, 2004 the Company had 41,014,348 shares of common stock outstanding.

                                        Shares
        Name and Address             Beneficially         Percentage of
     of Beneficial Owner(1)            Owned(2)              Total(2)                    Position
     ----------------------          ------------         -------------                  --------
Jeffrey M. Soinski (3)                  1,863,195              4.35           President, CEO and Director

Guy J. Jordan, Ph.D. (4)                  394,443                 *           Chairman of the Board


Donald D. Solomon, Ph.D.(5)               692,692              1.67           Vice President, COO, CTO and
                                                                                Director

                                       5

                                        Shares
        Name and Address             Beneficially         Percentage of
     of Beneficial Owner(1)            Owned(2)              Total(2)                    Position
     ----------------------          ------------         -------------                  --------
Paul S. Evans (6)                         506,801              1.22           Vice President, Business
                                                                                Development, General
                                                                                Counsel, and Secretary

Keith L. Merrell (7)                      175,143                 *           Controller, Acting CFO and
                                                                                Treasurer

David W. Jahns (8)                     15,435,015             37.56           Director

Stuart A. Randle (9)                      118,728                 *           Director

Stephen I. Shapiro (10)                   164,105                 *           Director

Robert R. Walker (11)                     228,514                 *           Director

Executive Officers and Directors
   as a Group   (9 persons)
                                       19,578,636             47.42

Galen Partners III, L.P. and           15,336,413             37.32
   affiliates (12)

* Less than 1%.
-----------------

(1) Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as the company.
(2) Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but are not deemed outstanding for computing the percentage for any other person.
(3) Includes 14,268 shares of common stock purchased through our 401(k) plan and options to acquire 1,848,927 shares of common stock. Does not include options to acquire 651,073 shares of common stock that vest 60 days beyond September 15, 2004.
(4) Includes options to acquire 394,443 shares of common stock. Does not include options to acquire 5,557 shares of common stock that vest 60 days beyond September 15, 2004.
(5) Includes 75,666 shares of common stock, 73,290 shares of common stock purchased through our 401(k) plan and options to acquire 543,736 shares of common stock. Does not include options to acquire 156,264 shares of common stock that vest 60 days beyond September 15, 2004.
(6) Includes 61,000 shares of common stock, 49,999 shares of common stock purchased through our 401(k) plan and options to acquire 395,802 shares of common stock. Does not include options to acquire 104,198 shares of common stock that vest 60 days beyond September 15, 2004.
(7) Includes 36,000 shares of common stock, 40,222 shares of common stock purchased through our 401(k) plan and options to acquire 98,921 shares of common stock. Does not include options to acquire 81,079 shares of common stock that vest 60 days beyond September 15, 2004.
(8) Includes options to acquire 98,602 shares of common stock. Does not include options to acquire 1,398 shares of common stock that vest 60 days beyond September 15, 2004. Also includes the 15,336,413 shares that are reported as being owned by Galen Partners III, L.P. David Jahns is a member of Claudius, L.L.C., a Delaware limited liability company, and a general partner of Galen Partners III, L.P. and Galen Partners International III, L.P. See note (12) below.
(9) Includes options to acquire 118,728 shares of common stock. Does not include options to acquire 81,272 shares of common stock that vest 60 days beyond September 15, 2004.

(10) Includes 65,503 shares of common stock and options to acquire 98,602 shares of common stock. Does not include options to acquire 1,398 shares of common stock that vest 60 days beyond September 15, 2004.
(11) Includes stock options to purchase 165,514 shares of common stock and 63,000 shares of common stock that Mr. Walker is deemed to beneficially own through a trust. Does not include options to acquire 78,486 shares of common stock that vest 60 days beyond September 15, 2004.
(12) Information regarding Galen Partners III, L.P. and its affiliates is derived from the Forms 4 filed by Galen Partners III, L.P. with the Securities and Exchange Commission . Shares owned represent 13,937,735 shares of common stock held of record by Galen Partners III, L.P., 1,261,605 shares of common stock held of record by Galen Partners International III, L.P., and 57,073 shares of common stock held of record by Galen Employee Fund III, L.P. Also includes warrants to purchase 80,000 shares of common stock. William R. Grant, Bruce F. Wesson, L. John Wilkerson, David W. Jahns, Srini Conjeevaram, and Zubeen Shroff are all natural persons and are the members of Claudius, L.L.C., a Delaware limited liability company, the general partner of Galen Partners III, L.P. and Galen Partners International III, L.P. Bruce F. Wesson is the President of Wesson Enterprises, Inc., a Delaware corporation, which is the general partner of Galen Employee Fund III, L.P.

Compensation of Directors and Executive Officers

         Summary Compensation Table. The following table provides certain information regarding compensation paid by the company to the Named Executive Officers.

                                                          SUMMARY COMPENSATION TABLE

                                             Annual Compensation                     Awards             Payouts
                                                                              Restricted   Stock                     All Other
        Name and                               Bonus        Other Annual        Stock      Options/      LTIP      Compensation
    Principal Position       Year  Salary ($)   ($)      Compensation($)(1)   Awards ($)    SAR(#)    Payouts($)      ($) (3)
    ------------------       ----  ----------  -----     ------------------   ----------   --------   ----------   ------------
Jeffrey M. Soinski           2001    14,615(2)    ---            ---             ---       2,500,000      ---             ---
President, CEO & Director    2002   240,000    43,200(4)      11,000             ---          ---         ---             610
                             2003   246,312    41,873(5)      12,000             ---          ---                         658

Donald D. Solomon, Ph.D.     2001   165,000       ---          8,250             ---        600,000       ---             273
VP, CTO, COO &               2002   190,000    34,200(4)       9,500             ---          ---         ---           1,081
Director                     2003   195,312    33,203(5)       9,766             ---          ---         ---           1,754

Paul S. Evans , VP of        2001   165,000      ---           7,219            28,125      400,000       ---             460
Business Development,        2002   175,000    31,500(4)         ---             ---          ---         ---             579
General Counsel &            2003   180,312    30,653(5)       8,550             ---          ---         ---             627
Secretary


Keith L. Merrell             2001    90,000      ---           4,500             ---        55,000        ---             410
Acting CFO, Controller &     2002   102,000      3,000         5,100             ---          ---         ---             456
 Treasurer                   2003   105,168                    5,258             ---        75,000        ---             504
                                               5,000(5)
Larry D. Sheldon (7)         2002  21,923(6)     ---             ---             ---        500,000       ---             ---
VP, Sales and Marketing      2003   180,312      ---           8,839             ---          ---                         925
------------------

(1) These amounts represent payments by us into our 401(k) retirement plan for the benefit of the Named Executive Officer.
(2) Mr. Soinski joined SHPI in November 2001. Salary represents partial year from the date of his employment.
(3) Represents amounts paid by us for life insurance on the lives of Mr. Soinski, Dr. Solomon, Mr. Evans, Mr. Sheldon and Mr. Merrell with insurance proceeds payable to the beneficiary designated by them.
(4)  Bonuses accrued and expensed in 2002; paid in 2003.
(5)  Bonuses accrued and expensed in 2003; paid in 2004.
(6) Mr. Sheldon joined SHPI in November 2002. Salary represents partial year from the date of his employment.
(7)  Mr. Sheldon resigned from the Company effective February 13, 2004.

Option Grants in Fiscal Year 2003

         The following table sets forth certain information with respect to stock options grants during the year ended December 31, 2003 to Named Executive Officers.

                                  OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                             (Individual Grants)

                                 Number of        Percent of Total
                                Securities           Options/SAR
                                Underlying           Granted to
                                Options/SAR         Employees in       Exercise or Base
            Name              Granted (#) (1)        Fiscal Year        Price ($/Share)    Expiration Date
            ----              ---------------        -----------        ---------------    ---------------
   Keith L. Merrell               75,000                 20%                 $1.00            12/04/2013

------------------
(1) These options were granted pursuant to our 2000 Stock Option Plan.

Compensation of Directors

         No cash fees or other consideration were paid to our employee directors for service on the Board during 2003. We did not provide cash compensation to non-employee directors in 2003. In November 2001, we granted stock options, which vest over a three-year period, to our non-employee directors as compensation for service on the Board. During 2002 and 2003 we made no other agreements regarding compensation of non-employee directors. All directors are entitled to reimbursement for reasonable out-of-pocket travel related expenses incurred in the performance of their duties as Board members.

         During 2004, non-executive Board members will each receive $2,500 per in-person Board meeting attended, $500 per telephonic Board meeting participated in, $500 per committee meeting attended, and $2,500 per additional in-person meeting scheduled by the Board and requiring director attendance.

Employment and Indemnity Agreements

         We have entered into an employment agreement with Mr. Jeffrey Soinski. The employment agreement provides that (i) Mr. Soinski receive a beginning base salary of $240,000 per year in addition to performance based bonuses; (ii) Mr. Soinski receive stock options to acquire 2.5 million shares of our Common Stock at market value on the date of grant which stock options vest over a four-year period; (iii) Mr. Soinski is entitled to vacation pay, health insurance and life insurance; (iv) Mr. Soinski's employment contract may be terminated at any time by us; (v) if the employment of Mr. Soinski is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Mr. Soinski is terminated for reasons other than disability, death or for cause, then Mr. Soinski's salary and medical benefits will continue for a period of 18 months from the date of termination and his other benefits will cease as of the date of termination; and (vii) in the event Mr. Soinski voluntarily terminates his employment on or after May 31, 2005, salary and medical benefits will continue for a period of twelve months.

         We have entered into an employment agreement with Donald Solomon, Ph.D. The employment agreement provides that (i) Dr. Solomon receive a beginning base salary of $190,000 per year in addition to performance based bonuses; (ii) Dr. Solomon receive stock options to acquire 600,000 shares of our Common Stock at market value on the date of grant which stock options vest over a four-year period; (iii) Dr. Solomon is entitled to vacation pay, health insurance and life insurance; (iv) Dr. Solomon's employment contract may be terminated at any time by us; (v) if the employment of Dr. Solomon is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Dr. Solomon is terminated for reasons other than disability, death or for cause, then Dr. Solomon's salary and medical benefits will continue for a period of 12 months from the date of termination and his other benefits will cease as of the date of termination.

         We have entered into an employment agreement with Mr. Paul Evans. The employment agreement provides that (i) Mr. Evans receive a beginning base salary of $175,000 per year in addition to performance based bonuses; (ii) Mr. Evans receive stock options to acquire 400,000 shares of our Common Stock at market value on the date of grant which stock options vest over a four-year period;
(iii) Mr. Evans is entitled to vacation pay, health insurance and life insurance; (iv) Mr. Evans' employment contract may be terminated at any time by us; (v) if the employment of Mr. Evans is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Mr. Evans is terminated for reasons other than disability, death or for cause, then Mr. Evans' salary and medical benefits will continue for a period of 12 months from the date of termination and his other benefits will cease as of the date of termination.

         We have entered into an employment agreement with Mr. Keith Merrell. The employment agreement provides that (i) Mr. Merrell receive a beginning base salary of $102,000 per year in addition to performance based bonuses; (ii) Mr. Merrell receive stock options to acquire 55,000 shares of our Common Stock at market value on the date of grant which stock options vest over a four-year period; (iii) Mr. Merrell is entitled to vacation pay and health insurance; (iv) Mr. Merrell's employment contract may be terminated at any time by us; (v) if the employment of Mr. Merrell is terminated by reason of disability, death or for cause, his salary and benefits (except as otherwise required by law) will terminate as of the date of termination; (vi) if Mr. Merrell is terminated for reasons other than disability, death or for cause, then Mr. Merrell's salary and medical benefits will continue for a period of 3 months from the date of termination and his other benefits will cease as of the date of termination.

         In February 2004, the Board approved a 2004 Executive Officer Bonus Plan. Under the plan executive officers eligible for bonuses during 2004 include the CEO, COO, and VP of Business Development and General Counsel. Plan participants will earn up to 20% of their annual salary based upon achievement of certain revenue, net income, and cash flow goals. Also, plan participants will be eligible to receive incremental bonus payments for performing beyond the goals. The amount of incremental payments, if earned, will be based upon the recommendation of the Compensation Committee and approved by the Board. The maximum base bonus that could be paid under this plan is $126,750.

         We have entered into indemnity agreements (the "Indemnity Agreements") with each of our executive officers and directors pursuant to which we have agreed to indemnify the officers and directors to the fullest extent permitted by law for any event or occurrence related to the service of the indemnitee for us as an officer or director that takes place prior to or after the execution of the Indemnity Agreement. The Indemnity Agreements obligate us to reimburse or advance expenses relating to any proceeding arising out of an indemnifiable event. Under the Indemnity Agreements, our officers and directors are presumed to have met the relevant standards of conduct required by Delaware law for indemnification. Should the Indemnity Agreements be held to be unenforceable, indemnification of these officers and directors may be provided by us in certain cases at our discretion.

401(k) Retirement Plan

         Effective in 1996, we adopted a 401(k) retirement plan whereby we contribute up to five percent of payroll compensation to the plan, matching employee contributions to the plan on a dollar for dollar basis up to the maximum five percent contribution.

Accrued Vacation Pay

         Our current policy allows all employs to carry over maximum days of vacation pay from year to year equivalent to a one-year accrual at the rate earned.

Indemnification for Securities Act Liabilities

         Delaware law authorizes, and our Bylaws and Indemnity Agreements provide for, indemnification of our directors and officers against claims, liabilities, amounts paid in settlement and expenses in a variety of circumstances. Indemnification for liabilities arising under the Act may be permitted for our directors, officers and controlling persons pursuant to the foregoing or otherwise. However, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Exchange Act of 1934 and is, therefore, unenforceable.

Stock Options and Warrants

         In November 2001, our stockholders approved the adoption of the Specialized Health Products International, Inc. 2001 Stock Option Plan (the "2001 Option Plan"). The 2001 Option Plan permits us to grant "non-qualified stock options" and "incentive stock options" to acquire our Common Stock. The total number of shares authorized for the Option Plan may be allocated by the Board between the non-qualified stock options and the incentive stock options from time to time, subject to certain requirements of the Internal Revenue Code of 1986, as amended. The option exercise price per share under the Option Plan may not be less than the fair market value of a share of Common Stock on the date on which the option is granted. A total of 5,000,000 shares are allocated to the Option Plan. As of December 31, 2003, options to acquire an aggregate of 4,672,690 shares of Common Stock at exercise prices ranging from $1.00 to $2.00 were outstanding under the Option Plan.

         We have also issued stock options under stock options plans that preceded the 2001 Option Plan ("Prior Plans"). As of December 31, 2003, options to acquire an aggregate of 2,013,000 shares of Common Stock at exercise prices ranging from $1.00 to $2.00 were outstanding under Prior Plans.

         In addition to the stock options detailed above, we have outstanding warrants to buy 80,000 shares of Common Stock at an exercise price of $0.01

Compensation Committee Interlocks and Insider Participation

         None of our executive officers serve on our Compensation Committee or in a like capacity in any other entity.

Securities Authorized for Issuance Under Compensation Plans

         The following table sets forth certain information with respect to equity securities of the Company that are authorized for issuance as of the year ended December 31, 2003.

                                                   Equity Compensation Plan Information

                              Number of securities to       Weighted average
                              be issued upon exercise       exercise price of        Number of securities
                              of outstanding options,     outstanding options,      remaining available for
                              warrants and rights (1)    warrants and rights (1)      future issuance (1)
Equity  compensation  plans
   approved by security
   holders                           7,265,690                    $1.28                     814,310
Equity compensation plans
   not approved by
   security holders                      0                                                     0
                             -------------------------- -------------------------- --------------------------
Total                                7,265,690                    $1.28                     814,310
                             ========================== ========================== ==========================

------------------
(1) All of the securities referenced in the table are shares of our common stock. Does not include common stock issuable under the Specialized Health Product International, Inc. 2004 Employee Stock Purchase Plan, which was adopted in January 2004.

2. Other Matters

Discretionary Authority

         At the time of mailing of this proxy statement, the Board was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying proxy form will vote such proxy in accordance with their judgment.

Notice Requirements

         Any stockholder who desires to have a proposal included in the Company's proxy soliciting material relating to the Company's 2005 annual meeting of stockholders should send to the Secretary of the Company a signed notice of intent. This notice, including the text of the proposal, must be received no later than February 15, 2005.

Expenses and Methods of Solicitation

         The expenses of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation therefore. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such forwarding parties for reasonable expenses incurred by them.


                                            By order of the Board of Directors,


                                            By  /s/ Paul S. Evans
                                              --------------------------------
                                               Paul S. Evans, Secretary

                                   APPENDIX A

                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
                            2004 STOCK INCENTIVE PLAN


1.       Purpose

         The purpose of this Specialized Health Products International, Inc. 2004 Stock Incentive Plan (the "Plan") is to advance the interests of Specialized Health Products International, Inc., a Delaware corporation, and its Subsidiaries (hereinafter collectively "SHPI" or the "Corporation"), by stimulating the efforts of employees and others who are selected to be participants on behalf of SHPI, aligning the long-term interests of participants with those of stockholders, heightening the desire of participants to continue in working toward and contributing to the success of SHPI, assisting SHPI in competing effectively with other enterprises for the services of new employees necessary for the continued improvement of operations, and to attract and retain the best available individuals for service as directors of the Corporation. This Plan permits the grant of restricted stock and stock units, each of which may be subject to such conditions based upon continued employment, passage of time or satisfaction of performance criteria as shall be specified pursuant to the Plan.

2.       Definitions

         (a) "Award" means restricted stock or stock units granted to a Participant pursuant to the Plan.

         (b) "Board of Directors" means the Board of Directors of the Corporation.

         (c) "Change in Control" shall occur if, after the date hereof, (i) the Corporation determines that any person and all other persons who constitute a group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 ("Exchange Act")) have acquired direct or indirect beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of at least fifty-one percent (51%) or more of the Corporation's outstanding securities, (ii) the Corporation is involved in a merger or consolidation or other reorganization in which the Corporation is not the surviving corporation or (iii) the Corporation sells or transfers substantially all of the Corporation's assets outside the ordinary course of business. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this definition if the Committee determines, in its sole discretion, that no change in control has occurred under such other definition as it deem appropriate under the Plan or in connection with a specific circumstance. For example, the Committee may determine that no Change in Control has occurred in connection with a merger where the Corporation is not the surviving corporation legally, but is the surviving corporation functionally.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.

         (e) "Committee" shall mean the committee appointed by the Board of Directors from among its members to administer the Plan pursuant to Section 3.

         (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the Exchange Act shall include any successor provision of the Exchange Act.

         (g)      "Issue Date" has the meaning set forth in Section 8(c).

         (h) "Outside Director" shall mean a member of the Board of Directors who is not otherwise an employee of the Corporation.

         (i) "Participants" shall mean those individuals to whom Awards have been granted from time to time and any authorized transferee of such individuals.

         (j) "Performance Award" means an Award that vests only upon the satisfaction of one or more of the Qualifying Performance Criteria.

         (k) "Plan" means this Specialized Health Product International, Inc. 2004 Stock Incentive Plan.

         (l) "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship targets, or (v) customer satisfaction. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Corporation's annual report to stockholders for the applicable year. Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award, the number of Shares, Stock Units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

         (m) "Restricted Stock Award" and "Restricted Stock Agreement" have the meanings set forth in Section 7(a)(i).

         (n) "Share" shall mean a share of common stock, $.02 par value, of the Corporation or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 10.

         (o) "Stock Unit Award" and "Stock Unit Agreement" have the meanings set forth in Section 7(a)(ii).

         (p)      "Subcommittee" has the meaning set forth in Exhibit 3(b).

         (q) "Subsidiary" means any corporation or entity in which the Corporation owns or controls, directly or indirectly, fifty percent (50%) or more of the voting power or economic interests of such corporation or entity.

         (r) "Termination Event" means, with respect to any Participant, any event that results in such Participant no longer being eligible to participate in the Plan because the Participant is no longer an employee, Outside Director or is not otherwise authorized by the Committee to participate in the Plan.

         (s)      "Total Award Stock" has the meaning set forth in Section 8(c).

3.       Administration

         (a) Composition of Committee. This Plan shall be administered by the Committee. The Committee shall consist of two or more Outside Directors who shall be appointed by the Board of Directors. The Board of Directors shall fill vacancies on the Committee and may from time to time remove or add members of the Committee. The Board of Directors, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee's exercise thereof and in such instances references herein to the Committee shall refer to the Board of Directors.

         (b) Delegation and Administration. The Committee may delegate to one or more separate committees (any such committee a "Subcommittee") composed of one or more directors of the Corporation (who may but need not be members of the Committee) the ability to grant Awards and take the other actions described in Section 3(c) with respect to Participants who are not executive officers, and such actions shall be treated for all purposes as if taken by the Committee. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such Subcommittee. The Committee may delegate the administration of the Plan to an officer or officers of the Corporation, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify, provided that in no case shall any such administrator be authorized to grant Awards under the Plan. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Committee.

         (c) Powers of the Committee. Subject to the express provisions and limitations set forth in this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

                  (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein;

                  (ii) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards, and to grant Awards;

                  (iii) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;

                  (iv) to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

                  (v) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical);

                  (vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 10;

                  (vii) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Corporation; and

                  (viii) to make all other determinations deemed necessary or advisable for the administration of this Plan.

         (d) Effect of Change in Status. The Committee shall have the discretion to determine the effect upon an Award and upon an individual's status as an employee under the Plan (including whether a Participant shall be deemed to have experienced a Termination Event or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of
                  (i) any individual who is employed by an entity that ceases to be a Subsidiary of the Corporation, (ii) any leave of absence approved by the Corporation or a Subsidiary, (iii) any transfer between locations of employment with the Corporation or a Subsidiary or between the Corporation and any Subsidiary or between any Subsidiaries, (iv) any change in the Participant's status from an employee to a consultant or member of the Board of Directors, or vice versa, and (v) at the request of the Corporation or a Subsidiary any employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of a Subsidiary.

         (e) Determinations of the Committee. All decisions, determinations and interpretations by the Committee regarding this Plan shall be final and binding on all Participants. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Corporation and such attorneys, consultants and accountants as it may select. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee's decision or action was arbitrary or capricious or was unlawful.

4.       Participants

         Awards under the Plan may be granted to any person who is an employee, Outside Director of the Corporation or otherwise specifically authorized by the Committee to participate in the Plan. Any person who is not an employee, Outside Director or otherwise approved by the Committee to participate in the Plan shall not be eligible for Awards under the Plan.

5.       Effective Date and Expiration of Plan

         (a) Effective Date. This Plan was approved by the Board of Directors on September 15, 2004 and became effective on that date, provided that this Plan is approved by the stockholders of the Company (exclude the vote of Shares issued under this Plan) within six (6) months after September 15, 2004. If this Plan is not so approved by the stockholders of the Company, any Awards granted under this Plan will be rescinded and will be void.

         (b) Expiration Date. The Plan shall remain available for the grant of Awards until terminated by the Board of Directors. The expiration of the Committee's authority to grant Awards under the Plan will not affect the operation of the terms of the Plan or the Corporation's and Participants' rights and obligations with respect to Awards granted on or prior to the expiration date of the Plan.

6.       Shares Subject to the Plan

         (a) Aggregate Limits. Subject to adjustment as provided in Section 10, the aggregate number of Shares authorized for issuance as Awards under the Plan is 6 million Shares. The Shares subject to the Plan may be either Shares reacquired by the Corporation, including Shares purchased in the open market, or authorized but unissued Shares. Any Shares subject to an Award which for any reason expires or is not earned in full may again be made subject to an Award under the Plan.

         (b) Other Limits. The aggregate number of Shares subject to restricted stock or stock unit Awards granted under this Plan during any calendar year to any one Participant shall not exceed 1.5 million. Notwithstanding anything to the contrary in this Plan, the foregoing limitations shall be subject to adjustment under Section 10, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

7.       Plan Awards

         (a) Award Types. The Committee, on behalf of the Corporation, is authorized under this Plan to grant, award and enter into the following arrangements or benefits under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan: Restricted Stock and Stock Units. Such arrangements and benefits are sometimes referred to herein as "Awards." The Committee, in its discretion, may determine that any Award granted hereunder shall be a Performance Award.

                   (i) Restricted Stock. A "Restricted Stock Award" is an award of Shares, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the document(s) evidencing the Award (the "Restricted Stock Agreement").

                  (ii) Stock Unit. A "Stock Unit Award" is an award of a right to receive, in cash or stock (as determined by the Committee) the market value of one Share, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the documents(s) evidencing the Award (the "Stock Unit Agreement").

         (b) Grants of Awards. An Award may consist of one or both of the foregoing arrangements or benefits in tandem or in the alternative.

8.       Grant, Terms and Conditions of Restricted Stock and Stock Units

         The Committee may grant Restricted Stock or Stock Units at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Committee. A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock Award hereunder only to the extent specified in this Plan or the Restricted Stock Agreement evidencing such Award. Awards of Restricted Stock or Stock Units shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Awards of Restricted Stock or Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

         (a) Terms and Conditions. Each Restricted Stock Agreement shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b) the purchase price of the Shares, if any, and the means of payment for the Shares, (c) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (d) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Committee, (e) restrictions on the transferability of the Shares and (f) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.

         (b) Sale Price. Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which Shares of Restricted Stock or Stock Units shall be sold or awarded to a Participant, which may vary from time to time and among Participants and which may be below the market value of such Shares at the date of grant or issuance.

         (c) Share Vesting. Unless the agreement or other document evidencing an Award expressly states otherwise and except as set forth herein, as of the date issued, all of the Shares of Restricted Stock and Stock Units issued pursuant to the agreement (individually and collectively, the "Total Award Stock") will be deemed unvested and will become vested according to the following schedule: (1) no portion of the Total Award Stock will be deemed vested prior to the third anniversary of the date on which the Total Award Stock was issued to the Participant (the "Issue Date"); (2) the Total Award Stock will become vested in full on the third anniversary of the Issue Date. Notwithstanding the foregoing, the Total Award Stock shall immediately vest in full upon a Change in Control.

         (d) Performance Awards. Performance Awards shall be based on performance over a period of not less than one year. Notwithstanding anything to the contrary herein, the performance criteria for any Awards that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Award is granted.

         (e) Termination of Employment. Unless the agreement or other document evidencing an Award expressly states otherwise, any unvested Restricted Stock and any unvested Stock Units will be immediately forfeited and cancelled in the event of the termination of employment or service of the Participant to whom it was granted. Any vested Restricted Stock remains the ownership of Participant subject to any restrictions set forth in the agreement or other document evidencing an Award.

         (f) Stock Units. Except to the extent this Plan or the Committee specifies otherwise, Stock Units represent an unfunded and unsecured obligation of the Corporation and do not confer any of the rights of a stockholder until Shares, if any, are issued thereunder. Settlement of Stock Units upon expiration of the deferral or vesting period shall be made in Shares or cash as determined by the Committee. The number of Shares, or other settlement medium, to be so distributed may be increased by an interest factor or by dividend equivalents. Until a Stock Unit is so settled, the number of Shares represented by a Stock Unit shall be subject to adjustment pursuant to
                  Section 10. Any Stock Units that are settled after the Participant's death shall be distributed to the Participant's designated beneficiary(ies) or, if none was designated, the Participant's estate.

9.       Other Provisions Applicable to Awards

         (a) Transferability. Unless the agreement or other document evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that the Award is transferable as provided hereunder, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all restrictions applicable thereto, other than by will or the laws of descent and distribution. The Committee may, in its sole discretion, grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable (1) in the case of a transfer without the payment of any consideration, to any "family member" as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as such may be amended from time to time, and (2) in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the 1933 Act as amended from time to time, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Committee shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms. Any purported assignment, transfer or encumbrance that does not qualify under this Section 9(a) shall be void and unenforceable against the Corporation.

         (b) Escrow. To facilitate the enforcement of the restrictions on transfer set forth in this Plan, the Committee may, at its discretion, require a holder of unvested Shares of to deliver the certificate(s) for such Shares with a stock power executed in blank by holder and holder's spouse (if required for transfer), to the Secretary of the Corporation or his or her designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the Shares whose ownership they evidence are unvested and/or subject to any right of repurchase under the Plan or under an agreement or other document evidencing an Award. Each Participant acknowledges that the Secretary of the Corporation (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the Award, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to an agreement or other document evidencing an Award (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

         (c) Dividends. Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Award. The Committee shall specify whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Award that have not vested or been issued or that are subject to any restrictions or conditions on the record date for dividends.

         (d) Documents Evidencing Awards. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement's or document's effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

         (e) Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

         (f) Subsidiary Awards. In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the Committee so directs, be implemented by SHPI issuing any subject Shares to the Subsidiary, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Subsidiary will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Committee shall determine.

10.      Adjustment of and Changes in the Common Stock

         (a) The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of the Corporation or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or by the Committee, (i) the issuance by the Corporation of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Awards theretofore granted or the purchase price per Share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.

         (b) If the outstanding Shares or other securities of the Corporation, or both, for which the Award is then exercisable or as to which the Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, extraordinary dividend of cash and/or assets, recapitalization, reorganization or any similar event affecting the Shares or other securities of the Corporation, the Committee may appropriately and equitably adjust the number and kind of Shares or other securities which are subject to this Plan or subject to any Awards theretofore granted, and the exercise or settlement prices of such Awards, so as to maintain the proportionate number of Shares or other securities without changing the aggregate exercise or settlement price.

         (c) Any other provision hereof to the contrary notwithstanding (except Section 10(a)), in the event SHPI is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by SHPI (if SHPI is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

11.      Listing or Qualification of Common Stock

         In the event that the Board of Directors determines in its discretion that the listing or qualification of the Shares available for issuance under the Plan on any securities exchange or quotation or trading system or under any applicable law or governmental regulation is necessary as a condition to the issuance of such Shares, a Restricted Stock or Stock Unit Award shall not vest unless such listing, qualification, consent or approval has been unconditionally obtained.

12.      Termination or Amendment of the Plan

         The Board of Directors may amend, alter or discontinue the Plan and the Board or the Committee may to the extent permitted by the Plan amend any agreement or other document evidencing an Award made under this Plan. No such amendment or alteration shall be made, however, which would impair the rights of any Participant, without such Participant's consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Corporation, the Plan or the Award to satisfy any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

13.      Withholding

         To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise with respect to any Restricted Stock or Stock Unit Award or any sale of Shares. The Corporation shall not be required to issue Shares, to pay other consideration or to recognize the disposition of such Shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Corporation withhold a portion of the Shares of stock or cash consideration that otherwise would be issued or given to a Participant under such Award or by tendering Shares previously acquired by the Participant.

14.      General Provisions

         (a) Employment At Will. Neither the Plan nor the grant of any Award nor any action by the Corporation, any Subsidiary or the Committee shall be held or construed to confer upon any person any right to be continued in the employ of the Corporation or a Subsidiary. The Corporation and each Subsidiary expressly reserve the right to discharge, without liability but subject to his or her rights under this Plan, any Participant whenever in the sole discretion of the Corporation or a Subsidiary, as the case may be, its interest may so require.

         (b) Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

         (c) Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Corporation or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

         (d) Market Standoff. To the extent requested by the Corporation and any underwriter of securities of the Corporation in connection with a firm commitment or other underwriting, no Participant holding Shares will sell or otherwise transfer any such Shares not included in such underwriting, during the one hundred eighty (180) day period following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering.

         (e) Stock Certificates. Certificates representing the Shares issued pursuant to Awards will bear all legends required by law and necessary to effectuate this Plan's provisions. The Corporation may place a "stop transfer" order against Shares until all restrictions and conditions set forth in this Plan and in the legends referred to in this Section 14(e) have been complied with.

         (f) Notices. Any notice to be given to the Corporation under the terms of the Plan or under any agreement or other document evidencing an Award made under this Plan will be addressed to the Corporation at its principal executive office, Attn:
                  Corporate Secretary, or at such other address as the Corporation may designate in writing. Any notice to be given to a Participant will be addressed to the Participant at the address provided to the Corporation by the Participant. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

15.      Non-Exclusivity of Plan

         Neither the adoption of this Plan by the Board of Directors nor the submission of this Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of stock options, stock appreciation rights, restricted stock or stock units otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

16.      Compliance with Other Laws and Regulations

         This Plan, the grant and exercise of Awards thereunder, and the obligation of the Corporation to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Corporation shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Corporation is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Corporation shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Liability of Corporation

         The Corporation shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and
         (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

                                   APPENDIX B

                PROXY CARD FOR SPECIAL MEETING OF STOCKHOLDERS OF
                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

This Proxy is Solicited on Behalf of the Board Of Directors. The undersigned hereby appoints Jeffrey M. Soinski as Proxy, with the power to appoint his substitute and hereby authorize them to represent and to vote, as designated below, all voting shares of stock of Specialized Health Products International, Inc. held of record by the undersigned on September 15, 2004, at the Special Meeting of stockholders to be held on October 19, 2004, or any adjournment thereof.

         1.       Proposal to Approve the 2004 Stock Incentive Plan

                  [ ] For     [ ] Against    [ ] Abstain

         2. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, this proxy will be voted for the above Proposals.

Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2004       ____________________________________
                                            (signature)

                                            ____________________________________
                                            (signature if held jointly)

                                            ____________________________________
                                            (print name of stockholder(s))


Please mark, sign, date and return the proxy card promptly using the enclosed envelope or proxy cards may be sent by facsimile to Colonial Stock Transfer at (801) 355-6505 or directly to the Company at (801) 298-1759.